Exhibit 10.7

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bonefide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME	DEALER NAME
1ST ATLANTA AUTO SALES	APPROVAL AUTO CREDIT INC.
1ST CLASS AUTO SALES	AR MOTORSPORTS INC
1ST CLASS AUTOS	ARCH ABRAHAM NISSAN LTD
1ST FINANCIAL SERVICES	ARRIGO DODGE
1ST PLACE AUTO SALES, INC	ASHEBORO FORD LINCOLN
3 D AUTOMOTIVE GROUP	ASHEBORO HONDA MAZDA
44 AUTO MART	ASTRO LINCOLN MERCURY, INC.
4X4 AUTOS AND MORE	ATCHINSON FORD SALES
5 STARR AUTO	ATLANTA AUTO BROKERS
A TO Z AUTOS, INC	ATLANTA AUTO SHOWCASE
AAA MOTORS, INC.	ATLANTA LUXURY MOTORS
AACC AUTO CAR SALES, INC	ATLANTA USED CARS CENTER, INC
ABBY’S AUTOS, INC.	ATLANTIC MOTOR SPORTS
ABC AUTOTRADER	ATLANTIS RENT A CAR AND
ABRAHAM BUICK, INC.	AUCTION DIRECT USA
ACQUIRED TOUCH LLC	AUDI VOLKSWAGON OF NAPLES
ACTION AUTO SALES & RACING	AURORA CHRYSLER PLYMOUTH
ACTION GM	AUTO AMERICA
ACTION MOTORS, INC.	AUTO BANK
ACURA OF ORANGE PARK	AUTO BANK, INC.
ADAMSON FORD LLC	AUTO BUYING NETWORK
ADOPT-A-CAR, LLC	AUTO CENTER USA LLC
ADRIAN DODGE CHRYSLER JEEP	AUTO CITY AT CLAYTON
ADVANCE AUTO WHOLESALE, INC.	AUTO CITY INC.
ADVANCED AUTO BROKERS, INC.	AUTO CREDIT CENTER INC
ADVANTAGE FORD LINCOLN MERCURY	AUTO CREDIT OF KENTUCKY
AFFORDABLE MOTORS, INC.	AUTO DIRECT COLUMBUS OH
AFFORDABLE RENTAL SALES	AUTO DIRECT OF CAROLINA
AFFORDABLE USED CARS & TRUCKS	AUTO EXPO OF ROME
AIRPORT KIA	AUTO EXPRESS CREDIT INC
AL HENDRICKSON TOYOTA	AUTO FINDERS OF VIRGINIA
ALAN BESCO CARS AND TRUCKS	AUTO GALLERY, INC.
ALBION MOTORS, INC.	AUTO LINE, INC.
ALETE AUTO GROUP	AUTO MARKET, INC.
ALEXANDER FORD LINCOLN	AUTO MASTERS
ALL AMERICAN MOTORS	AUTO PROFESSIONAL CAR SALES
ALLAN VIGIL FORD	AUTO RITE, INC
ALLEN TURNER AUTOMOTIVE	AUTO SALES
ALTERNATIVES	AUTO SELECT
AMBAR MOTORS, INC.	AUTO SOURCE OF GEORGIA
AMERICAN AUTO SALES	AUTO SPECIALISTS
AMERICAN AUTO SALES OF CRYSTAL	AUTO WISE AUTO SALES
ANCHOR AUTO	AUTO WISE OF SHELBYVILLE
ANDERSON SUBURU	AUTO WORLD
ANDY CHEVROLET COMPANY	AUTODRIVE, LLC
ANDY MOHR BUICK PONTIAC GMC	AUTOHOUSE, US
ANDY MOHR CHEVROLET, INC.	AUTOLICIOUS SALES & SERVICE
ANDY MOHR MITSUBISHI, INC.	AUTOMAX
ANDY MOHR NISSAN, INC.	AUTOMAX
ANTHONY UNDERWOOD AUTOMOTIVE	AUTOMOTION
ANTHONY WAYNE AUTO SALES	AUTOMOTIVE LIQUIDATORS
ANTWERPEN NISSAN, INC.	AUTOPARK
APEX AUTOMOTIVE	AUTOPLEX IMPORT
APL OF ORLANDO	AUTOQUICK, INC.

DEALER NAME	DEALER NAME
AUTORAMA PREOWNED CARS	BIARTI AUTO SALES LLC
AUTOS AND CYCLES	BICKEL BROTHERS AUTO SALES INC
AUTOS ONLINE	BIG BLUE AUTOS, LLC
AUTOS UNLIMITED	BIG C AUTO CENTER
AUTOSTAR	BIG D INC.
AUTOVILLE, USA	BIG M CHEVROLET
AUTOWAY CHEVROLET	BIG O DODGE OF GREENVILLE, INC
AUTOWAY FORD OF BRADENTON	BILL BLACK CHEVROLET,
AUTOWAY HONDA ISUZU	BILL BRANCH CHEVROLET
AUTOWAY NISSAN	BILL BROWN FORD, INC
AUTOWISE LLC	BILL BUCK CHEVROLET, INC
AUTOWOLD OF GREENWOOD LLC	BILL DELORD AUTOCENTER, INC.
AUTOWORLD USA	BILL ESTES CHEVROLET
AUTOXSELL SALES & MARKETING	BILL GADDIS CHRYSLER
AVERY AUTO SALES INC	BILL OWENS AUTO SALES
AXELROD AUTO OUTLET, INC.	BILL RAY NISSAN
AXELROD CHRYSLER	BILL REILLY’S UNION CITY TOYOT
AXELROD PONTIAC	BILLS AUTO SALES & LEASING,LTD
B & B TRUCK CORRAL	BILLY HOWELL FORD-LINCOLN-
B & W MOTOR CARS	BILLY RAY TAYLOR AUTO SALES
B & W MOTORS	BILTMORE MOTOR CORP.
B H CARS, INC.	BLACKSTONE IMPORTS OF
B T MOTORS	BLAKE HOLLENBECK AUTO SALES IN
BACHMAN AUTO GROUP, INC.	BLEECKER CHEVROLET PONTIAC
BA-KARS INC	BLOOMFIELD EUROTECH IMPORT
BALES MOTOR COMPANY INC	BLOOMINGTON AUTO CENTER
BALLAS BUICK GMC	BLUE BOOK CARS
BALTIMORE WASHINGTON AUTO	BLUE PRINT AUTOMOTIVE GROUP II
BANK AUTO SALES	BO WILLIAMS BUICK INC.
BARBIES AUTOS CORPORATION	BOB BELL CHEV NISSAN, INC.
BARTOW CHEVROLET	BOB BELL FORD
BASELINE AUTO SALES, INC.	BOB BOAST DODGE
BASIC AUTO SALES	BOB DANCE HYUNDAI
BATTLEGROUND KIA	BOB DANCE KIA
BEACHNUTZ AUTO SALES, LLC	BOB DANIELS BUICK
BEAU TOWNSEND NISSAN, INC.	BOB KING MITSUBISHI
BEDFORD AUTO WHOLESALE	BOB KING’S MAZDA
BEDFORD NISSAN INC	BOB MAXEY FORD
BEECHMONT FORD	BOB MAXEY LINCOLN-MERCURY
BELL & HOWARD CHEVROLET	BOB MONTGOMERY CHEVROLET, INC.
BELL MOTORS	BOB PFORTE MOTORS
BELLAMY AUTOMOTIVE GROUP, INC	BOB PRICE MOTORS, INC
BELLE GLADE CHEVROLET CADILLAC	BOB STEELE CHEVROLET INC.
BEN MYNATT PONTIAC BUICK	BOBB SUZUKI
BENSON CAR MART	BOBBY LAYMAN CHEVROLET, INC.
BENTON AUTO SALES	BOBBY MURRAY CHEVROLET
BEREA AUTO MALL	BOBBY MURRAY TOYOTA
BERGER CHEVROLET	BONIFACE HIERS MAZDA
BERT SMITH INTERNATIONAL	BORCHERDING ENTERPRISE, INC
BESSEMER CHRYSLER JEEP DODGE	BOURBON MOTOR CO.
BEST BUY USED CARS	BOWDITCH FORD, INC.
BEST CARS USA, INC.	BRADLEY CHEVROLET, INC.
BEST DEAL AUTO SALES	BRADSHAW ACURA
BEST WEST AUTO	BRADY AUTO SALES

DEALER NAME	DEALER NAME
BRAMAN HONDA OF PALM BEACH	CAR SOURCE, LLC.
BRANDON HONDA	CAR TOWN
BRANDON MITSUBISHI	CAR ZONE
BRANDT AUTO BROKERS	CAR ZONE
BREAKAWAY HONDA	CAR ZONE
BREMEN MOTORS	CARDINAL CHRYSLER JEEP DODGE
BRENTWOOD AUTO SALES	CARL BLACK BUICK, PONTIAC, GMC
BRIGHTON CHRYSLER PLYMOUTH	CARMEL MOTORSPORTS LLC
BROMLEY AUTO SALES, LLC	CARNECTIONS
BRONDES FORD MAUMEE LTD	CAROLINA AUTO EXCHANGE
BRONDES FORD, INC	CAROLINA AUTO IMPORTS
BROWN MOTOR SALES	CAROLINA MOTORCARS
BRUNOS AUTOMOTIVE SALES, INC.	CAROLINA NISSAN INC.
BRUNSWICK AUTO MART	CARPORT SALES & LEASING, INC.
BUCHANAN JENKINS HONDA,	CARRIAGE KIA
BUCKEYE FORD MERCURY, INC.	CARRIAGE MITSUBISHI
BUDDY STASNEY’S BUICK PONTIAC	CARRIAGE TOWNE CHRY DODGE
BUDGET AUTO MART	CARS & TRUCKS
BUDGET CAR SALES OF SW FLORIDA	CARS 4 LESS $
BURD FORD	CARS OF ORLANDO
BUSH AUTO PLACE	CARS TO GO AUTO SALES AND
BUTLER HYUNDAI INC.	CARS UNLIMITED
BUY REPO DIRECT	CARSMART
BUY RITE WHOLESALE	CARSMART OF BLOUNTSTOWN INC
BYERLY FORD-NISSAN, INC	CARSMART, INC.
BYERS CHRYSLER LLC	CARY AUTO SALE INC
BYERS DELAWARE	CARZ, INC.
BYERS DUBLIN CHEVROLET	CARZONE OF THE GREATER
BYERS KIA	CASCADE AUTO GROUP, LTD
BYERS VOLVO	CASTRIOTA CHEVROLET GEO INC.
C & S AUTO	CECIL CLARK CHEVROLET,INC.
C F AUTO SALES	CENTRAL CAROLINA PRE-OWNED
CADILLAC SAAB OF ORANGE PARK	CENTURY BUICK
CALI-HABANA AUTO SALES CORP.	CENTURY MOTORS FINANCIAL, INC
CALLAHAN AUTO SALES	CERTIFIED AUTO DEALERS
CALVARY CARS & SERVICE, INC	CERTIFIED MOTORS, INC.
CANNON AND GRAVES AUTO SALES	CHAMPION CHEVROLET INC.
CAPITAL AUTO BROKERS	CHARLES BARKER IMPORTS
CAPITAL BOULEVARD AUTO SALES	CHARLOTTE HONDA - VW
CAPITAL CADILLAC HUMMER	CHASE MOTORS CORPORATION
CAPITAL CITY IMPORTS	CHEAPERCAR.COM
CAPITAL MOTORS	CHECKERED FLAG HONDA
CAPITOL AUTO	CHEVROLET BUICK OF QUINCY INC.
CAPITOL AUTO SALES, INC.	CHRIS CARROLL AUTOMOTIVE
CAR AMERICA	CHRIS LEITH CHEVROLET
CAR CENTRAL	CHRIS LEITH DODGE
CAR COLLECTION OF TAMPA INC.	CHRIS SPEARS PRESTIGE AUTO
CAR COLLECTION, INC.	CHRONIC INC.
CAR CONNECTION	CHRYSLER JEEP OF NORTH OLMSTED
CAR CORRAL	CHUCK CLANCY DODGE CHRYSLER
CAR DEALZ	CINCY IMPORTS
CAR DEPOT	CIRCLE CITY ENTERPRISES, INC.
CAR FINDERS	CITRUS AUTO LLC
CAR NET USA	CITRUS CHRYSLER JEEP DODGE

DEALER NAME	DEALER NAME
CITRUS KIA	CR MOTOR SALES, INC.
CITY AUTO SALES	CRAIG & BISHOP, INC.
CITY CHEVROLET	CRAIG & LANDRETH INC
CITY HYUNDAI	CREDIT CARS SALES
CITY KIA	CREDIT MASTER AUTO SALES
CITY MITSUBISHI	CRENCOR LEASING & SALES
CITY MOTORS, INC	CRESCENT FORD, INC
CITY TO CITY AUTO SALES, LLC	CRESTMONT HYUNDAI, LLC
CLARK’S SUNSHINE	CREWS CARS
CLASSIC BUICK OLDSMOBILE	CRM MOTORS, INC.
CLASSIC CADILLAC ATLANTA CORP	CRONIC CHEVROLET OLDSMOBILE
CLASSIC CHEVROLET BMW	CRONIC CHEVROLET, OLDSMOBILE-
CLASSIC FORD	CRONIN FORD
CLASSIC FORD LINCOLN MERCURY	CROSS AUTOMOTIVE
CLAYTON PRE-OWNED AUTO	CROSSROADS AUTO SALES INC
CLEARWATER TOYOTA	CROSSROADS CHRYSLER JEEP DODGE
CLERMONT DODGE	CROSSROADS FORD
COASTAL AUTO GROUP INC. DBA	CROSSROADS FORD OF
COASTAL CARS, INC.	CROSSWALK AUTO
COASTAL CHEVROLET, INC.	CROWN AUTO DEALERSHIPS INC.
COASTAL MITSUBISHI	CROWN MOTOR SPORTS
COCONUT CREEK MITSUBISHI	CROWN MOTORS INC
COGGIN CHEVROLET AT	CROWN NISSAN
COGGIN HONDA	CROWN NISSAN GREENVILLE
COGGIN NISSAN	CRUISER AUTO SALES
COGGIN NISSAN AT THE AVENUES	CRYSTAL MOTOR CAR COMPANY, INC
COGGIN PONTIAC OF ORANGE PARK	CURRY HONDA
COGGIN PONTIAC-GMC	CUZZ’S AUTOSALES, INC.
COLUMBUS AUTO RESALE, INC	D & D MOTORS, INC.
COLVIN AUTO SALES & SERVICE	DADE CITY CHEVROLET INC
COMBS & CO	DALE JARRETT FORD
COMMUNITY AUTO CENTER	DALLAS CPDJ
COMMUNITY MOTORS, INC	DAN CUMMINS CHV BUICK PONTIAC
CONRAD AUTO SALES, INC.	DAN TOBIN PONTIAC BUICK GMC
CONTEMPORARY MITSUBISHI	DAN TUCKER AUTO SALES
CONYERS NISSAN	DAN’S AUTO SALES, INC
COOK MOTORS SALES	DARCARS WESTSIDE PRE-OWNED
CORAL PALM AUTO SALES	DAVE EDWARDS TOYOTA
COUGHLIN AUTOMOTIVE OF	DAVID SMITH AUTOLAND, INC.
COUGHLIN CHEVROLET- NEWARK	DAVIS MOTORS, INC.
COUGHLIN CHEVROLET OF	DAYS CAMPING & RV CENTER, INC.
COUGHLIN FORD OF CIRCLEVILLE	DAY’S CHEVROLET
COUGHLIN PONTIAC BUICK GMC	DAYTON ANDREWS DODGE
COUNTRYSIDE FORD OF CLEARWATER	DAYTON ANDREWS INC.
COUNTY MOTOR CO., INC.	DAYTONA AUTO SPORT
COURTESY CHRYSLER JEEP DODGE	DAYTONA DODGE
COURTESY FORD	DEACON JONES AUTO PARK
COURTESY HYUNDAI, INC	DEALS ON WHEELS AUTO MART
COURTESY PALM HARBOR HONDA	DEECO AUTO SALES
COVINGTON FORD, MERCURY, INC.	DEER FORD
COX CHEVROLET INC	DELAND HONDA
COX CHRYSLER JEEP DODGE	DELAND TOYOTA
COX MAZDA	DELMONTE MOTOR CARS & TRUCKS
COYLE CHEVROLET	DELRAY IMPORTS, INC

DEALER NAME	DEALER NAME
DELUCA TOYOTA INC	EC’S WHOLESALE
DENNIS AUTO POINT	ED HARRISON AUTO SALES INC.
DENNY’S AUTO SALES, INC.	ED MARTIN PONTIAC GMC
DETROIT HUMMER	ED MORSE AUTO PLAZA
DETROIT II AUTO FINANCE	ED SCHMIDT AUTOMOTIVE GROUP
DEWEY BARBER CHEVROLET	ED TILLMAN AUTO SALES
DEWITT MOTORS	ED VOYLES CHRYSLER-PLYMOUTH
DIANE SAUER CHEVROLET, INC.	ED VOYLES HONDA
DICK BROOKS HONDA	EDGE MOTORS
DICK MASHETER FORD, INC.	EDWARDS CHEVROLET CO
DICK SCOTT NISSAN, INC.	EJ’S QUALITY AUTO SALES, INC.
DICK SMITH MUTSUBISHI	ELDER FORD OF TAMPA LLC
DIMMITT CHEVROLET	ELITE AUTO GROUP
DIRECT AUTO EXCHANGE, LLC	ELITE AUTOMOTIVE GROUP, LLC
DIRECT SALES & LEASING	ELITE MOTORCARS
DISCOUNT AUTO BROKERS	ELITE MOTORS INC
DISCOUNT AUTO BROKERS	ELITE MOTORS, INC.
DISCOUNT AUTO OUTLET CORP. OF	EMMONS AUTO BROKERS
DISCOUNT AUTO SALES	EMPIRE AUTO LLC
DM MOTORS, INC.	EMPIRE AUTOMOTIVE GROUP
DMC AUTO EXCHANGE	ENTERPRISE
DOMESTIC ACQUISITIONS	ENTERPRISE CAR SALES
DON HINDS FORD, INC.	ENTERPRISE CAR SALES
DON JACKSON CHRYSLER DODGE	ENTERPRISE CAR SALES
DON MARSHALL CHYSLER CENTER	ENTERPRISE CAR SALES
DON REID FORD INC.	ENTERPRISE LEASING CO OF
DON SEELYE DAEWOO	ENTERPRISE LEASING CO OF GA
DORAL CARS OUTLET	ENTERPRISE LEASING CO. OF ORL.
DOUGLAS COUNTY DODGE	ENTERPRISE LEASING COMPANY
DOWNTOWN FORD LINCOLN	ENTERPRISE LEASING COMPANY
DOWNTOWN FORD, INC.	ENTERPRISE LEASING COMPANY
DRAEGER MOTOR SALES, INC.	ERNEST MCCARTY FORD
DRAKE MOTOR COMPANY	ERNEST MOTORS, INC.
DREAM CARS UNLIMITED	ESSERMAN NISSAN LTD
DRIVE AWAY AUTO, LLC	EVEREST AUTOMOTIVE GROUP, INC
DRIVE NOW AUTO SALES	EXCLUSIVE CARZ AND AUTO
DRIVE SOURCE	EXECUTIVE MOTORS, INC.
DRIVERIGHT AUTO SALES, INC.	EXOTIC MOTORCARS
DRIVERS CAR MART	EXPRESS CARS LIMITED
DRY RIDGE TOYOTA	EXTREME DODGE DODGE TRUCK
DUGAN CHEVROLET PONTIAC	E-Z AUTO RENTAL
DUNN CHEVROLET OLDS INC.	FABIAN AUTO SALES, LLC
DUNNS WHOLESALE AUTO SALES	FAIRBORN BUICK PONTIAC GMC
DUVAL FORD	FAIRFIELD FORD
DUVAL HONDA	FAITH MOTORS, INC.
DUVAL MOTORCARS OF GAINESVILLE	FAMILY KIA
DUVALL ACCURA	FAMILY MOTORS
E & F AUTO GROUP	FARM & RANCH AUTO SALES INC.
EAGLE ONE AUTO SALES	FERCO MOTORS
EARL TINDOL FORD, INC.	FERMAN CHEVROLET
EAST ORLANDO KIA	FERMAN CHRYSLER JEEP DODGE AT
EASTGATE MOTORCARS, INC	FERMAN NISSAN
ECONOMIC AUTO SALES INC	FERN CREEK AUTO SALES, INC.
ECONOMY MOTORS	FIELDS CERTIFIED AUTO FINANCE

DEALER NAME	DEALER NAME
FIRKINS C.P.J.S.	GENE GORMAN AUTO SALES
FIRKINS NISSAN	GEN-X CORP
FIRST CHOICE AUTOMOTIVE INC	GEORGE NAHAS OLDSMOBILE INC
FIRST CLASS CAR CO	GEORGE WAIKEM FORD, INC.
FIRST COAST AUTO CONNECTION	GEORGES ENTERPRISES, INC.
FIRST STOP AUTO SALES	GERMAIN FORD
FIRST TEAM HYUNDAI	GERMAIN HONDA
FITZGERALD MOTORS, INC.	GERMAIN OF SARASOTA
FLEET SALES	GERMAIN TOYOTA
FLORIDA AUTO EXCHANGE	GERRY WOOD HONDA
FLORIDA GULF COAST, LLC	GETTEL NISSAN INC
FLORIDA SELECT PREOWNED	GETTEL TOYOTA
FLOW CHEVROLET LLC	GILLYS LTD, LLC
FLOW HONDA	GLADDING CHEVROLET, INC.
FOLGER AUTOMOTIVE, LLC	GLASSMAN OLDSMOBILE, INC.
FOOTHILL FORD	GLEN BURNIE AUTO EXCHANGE, INC
FORT MYERS MITSUBISHI	GLENBROOK DODGE, INC.
FORT MYERS TOYOTA INC.	GLENBROOK HYUNDAI
FORT WAYNE ACURA	GLENN BUICK GMC TRUCKS
FORT WAYNE TOYOTA/LEXUS OF	GLOBAL MOTORIST
FOUNTAIN AUTO MALL	GO! AUTO STORE
FOX AUTO SALES	GOLDEN OLDIES
FRANK MYERS AUTO SALES, INC	GOLDMARK AUTO GROUP
FRANK NERO LINCOLN/MERCURY	GOLLING CHRYSLER JEEP
FRED MARTIN MOTOR COMPANY	GOOD MOTOR COMPANY
FREEDOM AUTOMOTIVE GROUP	GOOD RIDES, INC.
FREEDOM DODGE CHRYSLER JEEP	GOODMAN CHEV OLDS CAD NISSAN
FREEDOM FORD, INC.	GORDON CHEVROLET-GEO
FRESH START AUTO SALES	GOSS SUZUKI OF RIVERGATE
FRIDAY’S AUTO SALES, INC.	GRAHAM AUTO SALES
FRITZ ASSOCIATES	GRAND 54 AUTO SALES INC.
FRONT ROW MOTORS, II	GRANT MOTORS CORP.
FUREYS WHEEL WORLD	GREAT LAKES HYUNDAI, INC.
FWB SPORTS & IMPORTS	GREEN FORD, INC
GA BEST CAR DEALS	GREEN TREE TOYOTA
GAINESVILLE DODGE	GREENBRIER DODGE OF CHES, INC.
GAINESVILLE NISSAN	GREENBRIER OLDS GMC PONTIAC
GALEANA CHRYSLER PLYMOUTH	GREENBRIER TRUCK CENTER, INC.
GANLEY BEDFORD IMPORTS INC	GREENBRIER VW LLC
GANLEY CHEVROLET, INC	GREENE FORD COMPANY
GANLEY DODGE	GREENLIGHT MOTORS, LLC
GANLEY EAST, INC	GREENLITE AUTO SALES, INC.
GANLEY FORD WEST, INC.	GREENWAY CHRYSLER JEEP DODGE
GANLEY FORD, INC	GREENWAY FORD, INC
GANLEY NISSAN	GREENWOOD’S HUBBARD CHEVY OLDS
GANLEY, INC	GREER NISSAN
GARY SMITH FORD	GREG BELL CHEVROLET OLDSMOBILE
GASPARILLA MOTORS, LLC	GREG SWEET CHEVY BUICK OLDS
GATE CITY MOTOR COMPANY, INC.	GRIFFIN FORD SALES, INC.
GATEWAY HONDA	GRIFFITH AUTO GROUP
GATOR AUTO MALL, LLC	GROGANS TOWNE CHRYSLER
GATOR CHRYSLER-PLYMOUTH, INC.	GROVEPORT MOTORCAR
GATORLAND TOYOTA	GULF COAST AUTO WHOLESALE
GENE GORMAN & ASSOC. INC. DBA	GULF COAST AUTOS INC

DEALER NAME	DEALER NAME
GULF COAST MOTORS	HOOVER TOYOTA, LLC
GULF WEST AUTOMOTIVE, INC.	HUBERT VESTER TOYOTA SCION
GUS MACHADO FORD, INC.	HUBLER CHEVROLET CADILLAC INC
GWINNETT PLACE FORD	HUBLER CHEVROLET INC
GWINNETT PLACE HONDA	HUBLER MAZDA SOUTH
GWINNETT PLACE KIA	HUBLER NISSAN, INC.
GWINNETT PLACE NISSAN	HUFF FORD, INC.
GWINNETT SUZUKI	HUNTLEY CHEVROLET BUICK
H & H AUTO SALES	HUSTON MOTORS INC.
HAASZ AUTO MALL, LLC	HUTCHINSON PONTIAC GMC
HAIMS MOTORS INC	HWY 150 BUYERS WAY, INC.
HALEY FORD	HWY 39 PRE-OWNED AUTO SALES
HALEY TOYOTA OF RICHMOND	HYMAN AUTO OUTLET, LLC
HALLMARK HYUNDAI	HYUNDAI OF LOUISVILLE
HANNA IMPORTS	HYUNDAI OF NEW PORT RICHEY
HAPPY AUTO MART	HYUNDIA OF GREER
HARBOR CITY AUTO SALES, INC.	HYUNDIA OF ORANGE PARK
HARDIE’S USED CARS, LLC	ICARSNOW.COM OF MONROE
HARRELSON NISSA	IDEAL IMPORTS LLC
HARRELSON TOYOTA	IMAGINE CARS
HATCHER’S AUTO SALES	IMPORT CARS R US
HATFIELD KIA	IMPORT MOTORSPORT, INC
HAWKINS MOTOR SALES	IMPORTS PERFORMANCE
HAYDOCY PONTIAC-GMC TRUCK INC	INC MOTORSPORTS
HEATH MOTORSPORTS	INDY AUTO BROKERS
HEATHS TOYS AUTO SALES	INDY MOTORWERKS
HELLER CAR COMPANY, INC	INTEGRITY AUTO CONSULTANTS LLC
HENDRICK HONDA	INTEGRITY AUTO SALES, INC.
HENNA AUTOPLEX	INTEGRITY MOTORS, INC
HENNESSY MAZDA PONTIAC GMC	INTERNATIONAL MOTORS
HENRY COUNTY MOTOR SALES INC	J & C AUTO SALES
HERB KINMAN CHEVROLET, INC.	J & C AUTO SALES
HERITAGE AUTO SALES, LLC	J & M AFFORDABLE AUTO, INC.
HERITAGE VOLKSWAGEN, INC.	J.W. TRUCK SALES, INC.
HIBDON MOTOR SALES	JACK DEMMER FORD, INC.
HICKORY HOLLOW CARNIVAL KIA	JACK MATIA CHEVROLET
HIESTER PREOWNED CLEARANCE CTR	JACK MURPHY’S USED CARS
HIGH Q AUTOMOTIVE CONSULTING	JACK STONES CREEKSIDE SALES
HIGHLINE IMPORTS, INC.	JACKSONVILLE CHRYSLER
HILLMAN MOTORS, INC.	JADES AUTO SALE INC
HOFFMAN AUTO SALES	JAKE SWEENEY CHEVROLET, INC
HOGSTEN AUTO WHOLESALE	JAKMAX
HOLLER CHEVROLET	JAM VEHICLES, INC,
HOMETOWN AUTO MART, INC	JAMES O’NEAL CHRY-DODGE JEEP
HOMETOWN AUTO, INC.	JAMIE’S DISCOUNT AUTO SALES
HONDA CARS OF BRADENTON	JARRARD PRE-OWNED VEHICLES
HONDA CARS OF ROCK HILL	JARRETT FORD HAINES CITY
HONDA EAST	JARRETT FORD OF PLANT CITY
HONDA MALL OF GEORGIA	JARRETT-GORDON FORD OF WINTER
HONDA OF CONYERS	JAY PONIIAC BUICK
HONDA OF FORT MYERS	JAY’S USED CARS, LLC.
HONDA OF MENTOR	JB’S AUTO SALES OF PASCO, INC.
HONDA OF PORT RICHEY	JC AUTOMAX
HONEST ENGINES	JC AUTOMAX

DEALER NAME	DEALER NAME
JC LEWIS FORD, LLC	KEN GANLEY NISSAN INC
JEFF SCHMITT AUTO GROUP	KENDALL AUTO SALES CORP
JEFF WYLER ALEXANDRIA, INC.115	KENNYS AUTO SALES, INC
JEFF WYLER CHEVROLET, INC	KEN’S AUTOS
JEFF WYLER FLORENCE	KENS KARS
JEFF WYLER SPRINGFIELD, INC	KENT MOTORS
JEFFERSON MOTOR COMPANY	KERNERSVILLE DODGE
JENKINS ACURA	KERRY CHEVROLET, INC.
JENKINS HYUNDAI	KERRY TOYOTA
JENKINS HYUNDAI OF BRADENTON	KEVINS CAR SALES
JENKINS NISSAN, INC.	KEY CHRYLSER PLYMOUTH INC
JERRY WILSON’S MOTOR CARS	KIA ATLANTA SOUTH
JIM BURKE NISSAN	KIA AUTO SPORT
JIM DOUGLAS SALES AND SERVICE	KIA OF ALLIANCE
JIM SHELL AUTO SALES.COM	KIA OF ANDERSON
JIM SKINNER FORD INC	KIA OF BEFORD
JIM WHITE HONDA	KIA OF CLARKSVILLE
JIM WOODS AUTOMOTIVE, INC.	KIA OF CONYERS
JOE FIRMENT CHEVROLET	KIA OF GASTONIA
JOE RICCI MITSUBISHI DEARBORN	KIA OF GREER
JOEY D’S AUTO OUTLET	KIA OF WESLEY CHAPEL
JOHN BAILEY OLDS	KIA STONE MOUNTAIN
JOHN BLEAKLEY FORD	KIA STORE ANNISTON
JOHN HIESTER CHRYSLER DODGE	KIA TOWN CENTER
JOHN JONES AUTOMOTIVE	KINGDOM MOTOR CARS
JOHN JONES CHEVY PONTIAC OLDS	KINGS FORD, INC
JOHN M. LANCE FORD LLC	KING’S NISSAN
JOHN SNYDER AUTO MART, INC.	KOE-MAK CORP
JORDAN AUTO SALES	KUHN HONDA VOLKSWAGON
JOSEPH MOTORS	KUHN MORGAN TOYOTA SCION
JOSEPH TOYOTA INC.	LA BAMBA AUTO SALES, LLC
JPL AUTO EMPIRE	LAFONTAINE AUTO GROUP
JT AUTO INC.	LAKE KEOWEE CHRYSLER DODGE LLC
JULIANS AUTO SHOWCASE, INC.	LAKE NISSAN SALES, INC.
JUPITER MOTORS	LAKE NORMAN INFINITI
JUST-IN-TIME AUTO SALES INC	LAKE PLACID MOTOR CAR, INC
K & B FINANCIAL SERVICES INC	LAKELAND AUTO MALL
K B AUTO EMPORIUM	LAKELAND CHRYSLER PLYMOUTH,INC
K J ENTERPRISES	LAKELAND TOYOTA INC.
KACHAR’S USED CARS, INC.	LAKES AUTO SALES, INC.
KAR AUTO SALES	LANCASTERS AUTO SALES, INC.
KAR WHOLESALE	LANDMARK CDJ OF MONROE, LLC
KARZ DIRECT	LANDMARK DODGE CHRY/PLYM
KDK AUTO BROKERS	LANG CHEVROLET COMPANY
KEFFER CHRY PLYM JEEP	LANIGAN’S AUTO SALES
KEFFER HYUNDAI	LARRY JAY IMPORTS, INC
KEFFER OF MOORESVILLE, LLC	LARRY’S CAR CONNECTION
KEITH HAWTHORNE HYUNDAI, LLC	LARRY’S USED CARS
KEITH HAWTHORNE MAZDA	LASH AUTO SALES, INC.
KEITH HAWTORNE FORD	LEADERSHIP MOTORS EXPORTS INC
KEITH JORDANS 10 & UNDER	LEBANON FORD LINCOLN
KEITH PIERSON TOYOTA	LEE HYUNDAI INC
KELLER FORD, INC.	LEE MOTOR COMPANY, INC.
KELLY FORD	LEE’S AUTO SALES, INC

DEALER NAME	DEALER NAME
LEGACY NISSAN	MATT CASTRUCCI
LEGACY TOYOTA	MATTHEWS MOTOR COMPANY
LEITH LINCOLN MERCURY	MATTHEWS MOTORS INC.
LEITH MITSUBISHI	MATTHEWS-CURRIE FORD CO
LES STANFORD FORD	MAXIE PRICE CHEVROLETS OLDS,
LIBERTY FORD LINCOLN MERC INC	MAXIMUM DEALS, INC.
LIBERTY FORD SOUTHWEST, INC	MAXTON MOTORS
LIBERTY PONTIAC GMC TRUCK, INC	MAZDA SAAB OF BEDFORD
LIGHTHOUSE TOYOTA	MAZDA WESTSIDE
LIMBAUGH TOYOTA, INC.	MCCORMACK CARS
LINDELL MAZDA	MCGHEE AUTO SALES INC.
LINDSAY ACURA	MCKENNEY CHEVROLET
LIONS MOTORS CORP.	MCKENNEY DODGE LLC
LOCAL WHOLESALE	MCKENNEY-SALINAS HONDA
LOCKHART HUMMER, INC.	MCKENZIE MOTOR COMPANY, INC,
LOGANVILLE FORD	MCKINNEY DODGE CHRYSLER
LOKEY NISSAN	MCPHAILS AUTO SALES
LOKEY OLDSMOBILE INC	MCVAY MOTORS, INC.
LORINNS USED VEHICLES	MECHANICSVILLE HONDA
LOU BACHRODT CHEVROLET	MECHANICSVILLE TOYOTA
LOU SOBH PONTIAC/BUICK/GMC	MEDLIN MOTORS, INC.
LOWES AUTO SALES	MENTOR IMPORTS,INC.
LUXURY CARS & FINANCIAL, INC.	METRO FORD LINCOLN MERCURY
LUXURY IMPORTS	METRO HONDA
LYNNHAVEN LINCOLN MERCURY	METRO MITSUBISHI
MACE MOTORS	METRO USED CARS
MACKENNEY AUTO SALES	METROLINA S & H AUTO SALES INC
MADISON MOTORS	METROPOLITAN LINCOLN MERCURY
MAGIC IMPORTS OF	MICHAEL’S AUTO
MAGIC IMPORTS OF	MICHIGAN CAR & TRUCK, INC.
MAHER CHEVROLET INC	MID OVERSEAS, INC.
MAJOR MOTORS SALES	MIDDLETON USED CARS
MALCOLM CUNNINGHAM FORD	MIDDLETOWN FORD, INC
MALIBU MOTORS	MIDFIELD MOTOR COMPANY, INC.
MALL OF GEORGIA AUTO SALES	MID-TOWNE AUTO CENTER, INC.
MALOY AUTOMOTIVE LLC	MIDWEST MOTORS & TIRES
MANNING MOTORS, INC.	MIKE ALBERT LEASING INC
MARANATHA CAR CO	MIKE BASS FORD
MARIETTA AUTO MART	MIKE CASTRUCCI CHEVY OLDS
MARK BRADLEY AUTO SALES	MIKE CASTRUCCI FORD OF ALEX
MARK THOMAS FORD	MIKE CASTRUCCI FORD SALES
MARKET STREET MOTORS	MIKE ERDMAN MOTORS, INC.
MARLIN MOTORS, INC.	MIKE PRUITT HONDA, INC
MARLOZ OF HIGH POINT	MIKE SHAD NISSAN
MARLOZ OF STATESVILLE	MIKE’S AUTO FINANCE
MAROONE FORD OF MARGATE	MIKE’S BUICK PONTIAC GMC
MARSHALL MOTORS OF FLORENCE	MIKES PREOWNED SUPERSTORE
MARTELL LINCOLN MERCURY	MILLENIUM AUTOMOTIVE GROUP
MASHBURN MOTORS	MILLER MOTOR CARS
MASTER CAR INTERNATIONAL, INC	MILTON DODGE CHRYSLER JEEP
MASTER CARS	MILTON MARTIN HONDA
MATHEWS BUDGET AUTO CENTER	MINCER MOTORS, INC.
MATHEWS FORD OREGON, INC	MINIVAN SOURCE, INC.
MATIA MOTORS, INC	MINT CONDITION AUTO SALES, INC

DEALER NAME	DEALER NAME
MIRA AUTO SALES	NISSAN SOUTH
MIRACLE CHRYSLER DODGE JEEP	NORTH BROTHERS FORD, INC
MISSION AUTOMOTIVE, LLC	NORTH FLORIDA AUTO INC.
MITCH SMITH CHEVROLET	NORTH POINT MOTORS, LLC
MLM AUTOBROKERS LLC	NORTHGATE FORD LINCOLN MERCURY
MODERN CORP	NORTHLAND CHRYSLER JEEP DODGE
MODERN TOYOTA	NORTHPOINTE AUTO SALES
MOMENTUM AUTO SALES LLC	NOURSE CHILLICOTHE
MONROE DODGE/CHRYSLER INC.	NU-WAVE AUTO CENTER
MONTEVALLO IMPORTS, LLC	OAK TREE MOTORS
MONTGOMERY MOTORS	OASIS AUTO SALES INC
MONTROSE FORD	O’BRIEN AUTO CENTER
MONTROSE MAZDA KENT	OCEAN AUTO SALES OF MIAMI INC
MONTROSE TOYOTA	OCEAN MAZDA
MONTROSE TRI COUNTY KIA	O’CONNOR AUTOMOTIVE, INC
MORAN CHEVROLET	O’DANIEL MOTOR SALES, INC.
MOTOR CAR CONCEPTS II	OFF LEASE ONLY
MOTOR CARS HONDA	OHARA CHRYSLER DODGE JEEP, INC
MOTOR NATION LLC	OHIO WHOLESALE AUTO SHIPPERS
MOTORVENTURE, LLC	OLD SOUTH SALES INC.
MR T’S AUTO DETAIL & SALES INC	OMNI AUTO SALES
MT CLEMENS AUTO CENTER	ON THE ROAD AGAIN, INC.
MULLINAX AUTO SALES	ON TRACK AUTO MALL, INC.
MULLINAX FORD OF PALM BEACH	ON TRACK AUTO SALES, INC.
MUNZY’S MOTORS INC	ONYX MOTORS
MURPHY MOTORS	ORANGE PARK DODGE
MY AUTO IMPORT CENTER	ORANGE PARK MITSUBISHI
MY FLORIDA DIRECT AUTO	ORLANDO AUTO BROKERS, INC.
N T I	OXMOOR TOYOTA
NALLEY HONDA	P&L AUTO SALES
NALLEY INFINITI	PAGE TOYOTA
NALLEY JAGUAR ROSWELL	PAIR OF ACES AUTO SALES
NAPLES AUTOMOTIVE GROUP INC	PALAFOX MOTORS, INC.
NAPLES NISSAN	PALM AUTOMOTIVE GROUP
NAPLETON’S NORTH PALM AUTO PK	PALM BAY FORD
NATIONAL AUTO FINANCE	PALM BAY MOTORS
NATIONAL CAR MART, INC	PALM BEACH AUTO DIRECT
NATIONAL CAR SALES	PALM CHEVROLET
NEIL HUFFMAN NISSAN	PALM CHEVROLET OF GAINESVILLE
NEIL HUFFMAN VW	PALM HARBOR HONDA
NELSON AUTO SALES, INC.	PALMER DODGE INC.
NELSON MAZDA	PALMETTO PREOWNED
NELSON MAZDA RIVERGATE	PANAMA CITY AUTOMOTIVE
NETWORK AUTO SALES INC	PANHANDLE AUTOMOTIVE INC.
NEW DAWN AUTO MALL	PARADISE FORD
NEW MILLENNIUM AUTO SALES, INC	PARADISE MOTOR SALES
NEW WAY AUTOMOTIVE	PARAMOUNT AUTO
NEWTON MOTORS	PARK AUTO MALL, INC
NEWTON’S AUTO SALES, INC.	PARK FORD
NEXT GENERATION MOTORS, INC.	PARKS AUTOMOTIVE, INC
NICHOLAS DATA	PARKS CHEVROLET - GEO
NICHOLS DODGE, INC.	PARKS CHEVROLET, INC
NICK MAYER LINCOLN MERCURY INC	PARKWAY FORD, INC.
NISSAN ON NICHOLASVILLE	PARS IMPORTS, INC

DEALER NAME	DEALER NAME
PATRICK O’BRIEN JR CHEVROLET	PRIORITY 1 MOTORS, LLC
PATRICK O’BRIEN JR, CHEV. INC.	PRO CAR AUTO GROUP, INC
PATRIOT AUTOMOTIVE SALES &	PROCAR
PATTERSON ENTERPRISE	PROCTOR & PROCTOR
PAUL HARVEY FORD SALES	PROFESSIONAL AUTO SALES
PAUL MILLER FORD, INC.	QUALITY CARS & TRUCKS
PAYLESS CAR SALES	QUALITY CHRYSLER OF GREENWOOD
PEARCE AUTO SALES, INC	QUALITY IMPORTS
PEARSON FORD, INC.	QUALITY IMPORTS, INC
PEARSON IMPORTS, INC.	QUALITY MAZDA VOLSWAGAON
PEGGY’S AUTO SALES	QUALITY PONTIAC LTD
PELHAM’S AUTO SALES	QUICK & WISER AUTO SALES
PENCE NISSAN	R & R WHOLESALE
PENSACOLA AUTO BROKERS, INC	R.H. CARS, INC.
PEOPLE’S CHOICE AUTO SALES INC	R.K. CHEVROLET
PERFORMANCE GMC OF	RAIMERS MOTORS INC.
PERSINGER AUTOMOTIVE	RALLYE MOTORS, INC
PETE MOORE CHEVROLET, INC	RANDY MARION CHEVROLET PONTIAC
PETERS AUTO SALES, INC.	RANKL & RIES MOTORCARS, INC
PHIL SMITH CHEVROLET	RAY SKILLMAN CHEVROLET
PHILLIPS BUICK PONTIAC GMC INC	RAY SKILLMAN EASTSIDE
PHILLIPS CHRYSLER-JEEP, INC	RAY SKILLMAN FORD INC.
PIEDMONT AUTO SALES NETWORK	RAY SKILLMAN NORTHEAST MAZDA
PIEDMONT HONDA	RAY SKILLMAN OLDSMOBILE AND
PILES CHEV-OLDS-PONT-BUICK	RAY SKILLMAN WESTSIDE
PINEVILLE IMPORTS	RDM AUTOMOTIVE GROUP
PINNACLE AUTO HOLDINGS	RE BARBER FORD INC
PINNACLE AUTO SALES	RED HOAGLAND HYUNDAI, INC.
PITTSBORO FORD	RED HOAGLAND PONTIAC GMC INC
PLAINFIELD AUTO SALES, INC.	REDMOND AUTOMOTIVE
PLANET SUZUKI	REGAL PONTIAC, INC.
PLATINUM MOTOR CARS	RELIABLE AUTO SALES
PLATTNER AUTOMOTIVE OF VENICE	RELIABLE TRUCK SALES
PLATTNER’S	RELIABLE USED CARS
PLATTNER’S WINTER PARK	RENAIASSANCE MOTOR CARS LLC
PLAZA MOTORS, INC.	RICH FORD LINCOLN MERCURY
POMOCO CHRYSLER/PLY OF HAMPTON	RICH MORTONS GLEN BURNIE
POMPANO HONDA	RICHMOND DODGE HONDA
PORT MOTORS	RICHMOND FORD
POTAMKIN CHEVROLET	RICK CASE HYUNDAI
POTAMKIN HYUNDAI, INC.	RICK CASE MOTORS, INC.
POWER PONTIAC GMC OLDSMOBILE	RICK DAVENPORT AUTO SALES, INC
PREFERRED AUTO	RICK HENDRICK CHEVROLET
PREMIER AUTO BROKERS, INC.	RICK MATTHEWS BUICK PONTIAC
PREMIER FORD LINCOLN MERCURY	RICKS AUTO SALES
PREMIER MOTORCAR GALLERY	RICK’S AUTO SALES INC.
PREMIERE CHEVROLET, INC.	RINCON SELECT AUTOMOTIVE SALES
PREMIUM AUTO SALES AND SERV	RIOS MOTORS
PRESTIGE AUTO SALES & RENTALS	RITA CASE CARS INC
PRESTIGE LEASING AND SALES INC	RIVER CITY AUTO CENTER
PRESTON HYUNDAI	RIVERCHASE KIA
PREVIOUSLY OWNED MOTORS, INC.	RIVERGATE CARNIVAL KIA
PRICED RIGHT CARS, INC	RIVERGATE TOYOTA
PRIME MOTORS, INC.	RIVERSIDE MOTORS, INC

DEALER NAME	DEALER NAME
ROBKE CHEVROLET COMPANY	SCHUMACHER AUTOMOBILE, INC
ROCK BOTTOM AUTO SALES, INC.	SCOTT EVANS CHRYSLER PLYMOUTH
ROD HATFIELD CHEVROLET, LLC	SCOTTS LOT
ROGER DEAN CHEVROLET	SECONDARY STRATEGIES, INC.
RON ANDERSON CHEVROLET-	SELECT IMPORTS
RON BUTLER MOTORS, LLC	SEMMES AUTO SALES, INC.
ROSE CHEVROLET, INC.	SERPENTI CHEVROLET OF ORVILLE
ROSE CITY MOTORS	SERPENTINI CHEVROLET OF
ROSE CITY MOTORS	SERRA AUTOMOTIVE
ROSE CITY MOTORS 2	SEXTON AUTO SALES, INC
ROSEVILLE CHRYSLER JEEP	SHAMBURG AUTO SALES
ROSS’S AUTO SALES	SHARPNACK FORD
ROUTE 4 AUTO STORE	SHAWNEE MOTORS GROUP
ROY CAMPBELL CHEVROLET, INC.	SHEEHAN PONTIAC
ROY O’BRIEN, INC	SHEEHY FORD MERCURY
ROYAL AUTOMOTIVE	SHUTT ENTERPRISES
RPM MOTORSPORTS OF ATLANTA LLC	SIMMONS NISSAN
RTI AUTO SALES	SIMS BUICK PONTIAC, LLC
RYAN’S AUTO SALES	SITTON BUICK COMPANY, INC.
S S & M AUTOMOTIVE	SKINNER MOTORS, INC.
S WILSON’S AUTO SALES	SMART CARS, INC.
S-9 AUTO SALES	SMITH FORD
SAM GALLOWAY FORD INC.	SMITH’S AUTO SALES
SAM SWOPE AUTO GROUP, LLC	SMZ AUTO IMPORT, INC.
SAM SWOPE PONTIAC BUICK GMC	SONS ACURA
SANDY SPRINGS TOYOTA	SONS HONDA
SANSING CHEVROLET, INC	SOUTH I-75 CHRYSLER DODGE JEEP
SANTEL AUTO SALES INC	SOUTH MOTOR COMPANY OF DADE
SANTOS AUTOMOTIVE LLC	SOUTHEAST JEEP EAGLE
SARASOTA CHRYSLER PLYMOUTH	SOUTHEAST PERFORMANCE MOTORCAR
SARASOTA FORD	SOUTHEAST SIGNATURE MOTORS
SARATOGA AUTO SALES, LLC	SOUTHERN MOTORS OF SAVANNAH
SATURN OF CHAPEL HILL	SOUTHERN STATES NISSAN, INC.
SATURN OF CHARLOTTE	SOUTHERN TRUST AUTO SALES
SATURN OF CLEARWATER	SOUTHERN USED CARS
SATURN OF DECATUR	SOUTHERN WHOLESALE CARS
SATURN OF GREENSBORO	SOUTHGATE FORD
SATURN OF MARIETTA	SOUTHPORT MOTORS
SATURN OF ORLANDO—SOUTH	SOUTHTOWN MOTORS HOOVER
SATURN OF SOUTH BOULEVARD	SOUTHTOWNE
SATURN OF SOUTHGATE, INC.	SOUTHTOWNE ISUZU
SATURN OF ST PETE	SOUTHWEST AUTO SALES
SATURN OF THE AVENUES	SOUTHWEST FLORIDA AUTO BROKERS
SATURN OF TOLEDO	SPACE COAST HONDA
SATURN OF WEST BROWARD	SPARTAN LINCOLN MERCURY
SATURN OF WEST PALM BEACH	SPECIALTY AUTO SALES
SATURN SW FLORIDA LLC DBA	SPEEDWAY MOTORS, INC
SAULS MOTOR COMPANY, INC.	SPIRIT FORD INC
SAV MOR AUTOS	SPITZER AUTOWORLD
SAVANNAH AUTOMOTIVE GROUP	SPITZER BUICK, INC.
SAVANNAH MOTORS	SPITZER CHEVROLET COMPANY
SAVANNAH SPORTS AND IMPORTS	SPITZER DODGE
SAVANNAH TOYOTA & SCION	SPITZER DODGE
SCHULTZ AUTO BROKERS	SPITZER KIA

DEALER NAME	DEALER NAME
SPITZER LAKEWOOD, INC	SUPRA ENTERPRISES
SPITZER MOTOR CENTER, INC.	SUSAN SCHEIN CHRYSLER PLYMOUTH
SPITZER MOTOR CITY	SUTHERLIN MAZDA
SPORT MAZDA	SUTHERLIN NISSAN
SPORT MITSUBISHI	SUTHERLIN NISSAN MALL OF GA.
SPORTS AND IMPORTS, INC.	SUTHERLIN NISSAN OF FT. MYERS
SPURGEON CHEVROLET	SUZUKI OF GREENSBORO LLC
ST PETE AUTO MALL	SUZUKI OF NASHVILLE
STADIUM CHEVROLET BUICK	SWEENEY BUICK PONTIAC GMC
STAN’S CAR SALES	SWEENEY CHEVROLET
STAR AUTO SALES	SWEENEY CHRYSLER DODGE JEEP
STAR CARS, INC.	TALLAHASSEE FORD LINCOLN
STARFLEET CARS	TAMAROFF MOTORS
STARLING CHEVROLET	TAMERON AUTOMOTIVE EASTERN
STARRS CARS AND TRUCKS, INC	TAMERON AUTOMOTIVE GROUP
STEARNS FORD	TAMIAMI FORD, INC.
STEARNS MOTORS OF NAPLES	TAMPA AUTO SOURCE INC
STEINLE CHEVROLET BUICK, LLC	TAMPA HONDALAND
STEPHEN A FINN AUTO BROKER	TARPON SPRINGS DODGE
STEPHEN KING AUTOMOTIVE, LLC	TAYLOR AUTO SALES, INC.
STEVE MOORE CHEVROLET	TAYLOR CADILLAC, INC
STEVE RAYMAN CHEVROLET, LLC	TAYLOR FORD, INC.
STEVE SORENSON CHEVROLET INC.	TAYLOR MORGAN INC
STIENER AUTOMOTIVE GROUP	TAYLOR’S AUTO SALES
STINGRAY CHEVROLET	TEAM HONDA
STOKES BROWN TOYOTA SCION	TEAMRAY MOTORSPORTS INC
STOKES HONDA CARS OF BEAUFORT	TED’S AUTO SALES, INC.
STOKES MITSUBISHI	TELEGRAPH CHRYSLER JEEP, INC.
STONE MOUNTAIN CHRYSLER JEEP	TERRY LEE HONDA
STONE MOUNTAIN MOTORS	THE 3445 CAR STORE, INC.
STONE MOUNTAIN NISSAN	THE AUTO SOURCE, INC
STONECREST TOYOTA	THE CAR CABANA OF
SUBARU SOUTH BLVD	THE CAR COMPANY, INC
SUBURBAN CHEVROLET	THE CAR CONNECTION, INC.
SUBURBAN FORD OF WATERFORD	THE CAR LOT
SULLIVAN PONTIAC CADILLAC GMC	THE CAR SHACK
SULLIVAN’S ON BASELINE	THE CAR STORE INC.
SUMMIT PLACE KIA	THE KIA STORE
SUMMIT PLACE KIA CANTON	THE LUXURY AUTOHAUS INC.
SUN HONDA	THE TRUCK FARM OF EASLEY
SUN TOYOTA	THE TRUCK LINK, LLC
SUNCOAST CHRYSLER PLYMOUTH	THOMAS & SON INC.
SUNCOAST FORD	THOMAS AND SON, INC
SUNNYSIDE NISSAN	THOMAS AUTO MART, INC.
SUNNYSIDE TOYOTA	THOMASVILLE SALES COMPANY
SUNRISE AUTOMOTIVE	THOMASVILLE TOYOTA
SUNSET DODGE, INC	THORNTON CHEVROLET, INC
SUNSTATE FORD	THOROUGHBRED CHEVROLET, INC.
SUPERIOR ACURA	TIMBERLAND FORD
SUPERIOR AUTO SALES	TIPTON FORD LINCOLN
SUPERIOR CHEVROLET	TKM AUTO SALES
SUPERIOR HYUNDAI	T-MOTOR SALES
SUPERIOR MOTORS NORTH	TOM EDWARDS, INC
SUPERIOR PONTIAC BUICK GMC,INC	TOM GILL CHEVROLET

DEALER NAME	DEALER NAME
TOM HOLZER FORD	UNITED AUTO BROKERS
TOM KELLEY BUICK GMC PONTIAC	UNIVERSAL AUTO SALES OF PLANT
TOM MOORE CHEVROLET	UNIVERSAL NISSAN
TOM O’BRIEN CHRYSLER JEEP	UNIVERSITY AUTO & TRUCK
TOM STENHOUWER AUTO SALES INC	UNIVERSITY MOTORS
TOM WOOD FORD	UNO AUTO SALES
TOMLINSON MOTOR COMPANY OF	UPTOWN MOTOR OF NC, INC,
TONY ON WHEELS, INC.	US 1 CHRYSLER DODGE JEEP
TOWN & COUNTRY AUTO & TRUCK	US 70 MOTORS LLC
TOWN & COUNTRY DODGE, INC	US MOTORS
TOWN & COUNTRY FORD	USA AUTO & LENDING INC
TOWN & COUNTRY FORD, INC.	USA AUTO CENTER INC.
TOWN & COUNTRY SELECT	USA MOTORCARS
TOWN CENTER NISSAN	USED CAR FACTORY
TOWNSEND IMPORTS	USED CAR FACTORY INC
TOWNSENDS MAGNOLIA	USED CAR MOTOR MALL OF GRAND
TOYOTA AT THE AVENUES INC	USED CAR SUPERMARKET
TOYOTA MALL OF GEORGIA	VA BEACH AUTO SHOWCASE, INC.
TOYOTA OF ALBANY	VA BEACH AUTO SPORTS
TOYOTA OF BEDFORD	VADEN CHEVROLET BUICK PONTIAC
TOYOTA OF CINCINNATI CO, INC.	VADEN NISSAN, INC.
TOYOTA OF GREER	VADEN VOLKSWAGEN
TOYOTA OF HOLLYWOOD	VALUE 1 AUTO SALES
TOYOTA OF LOUISVILLE, INC.	VAN DEVERE, INC
TOYOTA OF MCDONOUGH	VANN YORK NISSAN, INC.
TOYOTA OF MUNCIE	VANN YORK PONTIAC BUICK GMC
TOYOTA OF WINTER HAVEN	VANN YORK PONTIAC, INC.
TOYOTA WEST/SCION WEST	VARSITY LINCOLN MERCURY
TOYOTA-LEXUS OF MELBOURNE	VEHICLES 4 SALES, INC.
TRADEWINDS MOTOR CENTER	VENICE NISSAN DODGE, INC
TRI COUNTY MOTORS	VETERANS FORD
TRIAD AUTO INC.	VIC BAILEY HONDA, INC.
TRI-COUNTY CHRYSLER PRODUCTS	VIC BAILEY IMPORTS INC
TRI-COUNTY MOTORS	VICTORY CHEVROLET LLC
TRINITY AUTOMOTIVE	VICTORY CHEVROLET OF MADISON
TRIPLE M AUTO CONSULTANTS	VICTORY NISSAN
TROPIC AUTO & MARINE	VICTORY NISSAN OF CHESAPEAKE
TROPICAL AUTO SALES	VILLAGE AUTO OUTLET INC
TROPICAL AUTO SALES & RENT TO	VILLAGE AUTOMOTIVE
TROPICAL AUTO SALES LLC	VILLAGE FORD INC
TROPICAL CHEVROLET	VILLAGE MOTOR SALES, INC.
TROPICAL FORD	VIN DEVERS, INC
TROY FORD INC	VINCE WHIBBS PONTIAC-GMC
TRUCKS DIRECT	VOLVO OF FT. MYERS
TRYON ST AUTO MART, INC	VOSS CHEVROLET INC
TWO RIVERS USED CAR STORE	VOSS SUZUKI
TWO WHEELED DREAMS LLC	W. HARE & SON
TYLERS INC	W.P.B. AUTOMART/KIA
U CAN RIDE AUTO GROUP LLC	WADE FORD INC
U RIDE AUTO SALES	WADE RAULERSON
U.S. AUTO GROUP, INC.	WADSWORTH AUTOMOTIVE INV, LLC
ULTIMATE IMAGE AUTO, INC	WALCUTT AUTOMOTIVE, LLC
UNDERWOOD MOTORS INC	WALLACE NISSAN
UNION CITY NISSAN	WALSH AUTO BODY, INC

DEALER NAME
WAYNE THOMAS CHEVROLET, INC.
WESLEY CHAPEL TOYOTA
WEST COAST CAR & TRUCK SALES
WEST END AUTO SALES & SERVICE
WESTGATE CHRYSLER JEEP DODGE
WESTLAND MOTORS RCP, INC.
WHEELS FOR SALE BY OWNER &
WHEELS MOTOR SALES
WHITE ALLEN CHEVROLET SUBARU
WHITE ALLEN HONDA
WHITTEN AUTO CENTER
WHOLESALE DIRECT AUTO SALES
WHOLESALE, INC
WILLETT HONDA SOUTH
WILMINGTON AUTO CENTER
WILSON BROTHERS
WINTER PARK AUTO MALL CORP
WMS MOTOR SALES, LTD
WODA AUTOMOTIVE, LLC
WOODBRIDGE MOTORS, INC.
WORLD AUTO NET INC
WORLD CLASS AUTO SUPERSTORE
WORLD CLASS SUBARU
WORLD FORD STONE MOUNTAIN
WORLD ON WHEELS OF MIAMI INC
WORLD TOYOTA
WORLEY AUTO SALES
WOW CAR COMPANY
WRIGHT’S AUTO SALES
WULLENWEBER MOTORS
XL1 MOTORSPORTS, INC
XTREME AUTO SALES
YADKIN ROAD AUTO MART
YARK AUTOMOTIVE GROUP, INC
YERBY BAUER AUTO SALES
YERTON LEASING & AUTO SALES
YES CARS OF ATLANTA LLC
YOUR DEAL AUTOMOTIVE
ZAM’S USED CARS